                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         Queens County Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                        March 20, 1998

Fellow Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Queens County Bancorp, Inc., the holding company for Queens County Savings Bank, Flushing, New York, which will be held on April 22, 1998, at 10:00 a.m., Eastern Standard Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York.

         The attached notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. Directors and officers of Queens County Bancorp, Inc., as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

         The Board of Directors of Queens County Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED AS A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                        Sincerely,


                                        /s/ Joseph R. Ficalora


                                        Joseph R. Ficalora
                                        Chairman, President, and
                                        Chief Executive Officer

                           QUEENS COUNTY BANCORP, INC.
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 1998
                       ----------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Queens County Bancorp, Inc. will be held on April 22, 1998, at 10:00 a.m., Eastern Standard Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of four directors to three-year terms of office each;

         2. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

         3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

         4. Such other matters as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 6, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event that there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Queens County Bancorp, Inc., 38-25 Main Street, Flushing, New York 11354, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                           By Order of the Board of Directors,


                                           /s/ Michael J. Lincks

                                           Michael J. Lincks
Flushing, New York                         Executive Vice President and
March 20, 1998                             Corporate Secretary

                           QUEENS COUNTY BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1998
                             -----------------------

SOLICITATION AND VOTING OF PROXIES

         This proxy statement is being furnished to shareholders of Queens County Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on April 22, 1998, and at any adjournments thereof. The 1997 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 1997, accompanies this proxy statement, which is first being mailed to shareholders on or about March 20, 1998.

         Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF THE SPECIFIC PROPOSALS PRESENTED THEREIN.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the meeting.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, ChaseMellon Shareholder Services, L.L.C., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers, and other employees of the Company and its subsidiary, Queens County Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 6, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 14,883,983 shares.

         As provided in the Company's Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by, persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of the amendment to the company's Certificate of Incorporation increasing the number of authorized shares of common stock and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to ChaseMellon Shareholder Services, L.L.C., and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.



                                                     AMOUNT AND
                                                     NATURE OF
                  NAME AND ADDRESS                   BENEFICIAL      PERCENT OF
TITLE OF CLASS    OF BENEFICIAL OWNER                OWNERSHIP          CLASS
-------------------------------------------------------------------------------

 Common Stock   Queens County Savings Bank Employee   3,077,191(1)      20.67%
                Stock Ownership Plan ("ESOP")
                  38-25 Main Street
                  Flushing, New York 11354

----------------
(1) Shares of Common Stock were acquired by the ESOP in the conversion of the Bank from mutual to stock form (the "Conversion"), and after the Conversion, through purchases in the open market. Harold E. Johnson, Donald M. Blake, and Luke D. Lynch administer the ESOP as a committee (the "ESOP Committee"). An independent corporate trustee has been appointed as the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). At March 6, 1998, 1,055,784 shares were allocated under the ESOP and 2,021,407 were unallocated. Shares adjusted for the 3-for-2 stock splits effective April 10, 1997 and October 1, 1997.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person or the Company.

         Pursuant to its Bylaws, the number of directors of the Company is set at ten (10), unless otherwise designated by the Board of Directors. The ten members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The nominees proposed for election at this year's Annual Meeting are Harold E. Johnson (1), Luke D. Lynch, Henry E. Froebel, and Howard C. Miller.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS
                                PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS, AND EXECUTIVE OFFICERS

         The following table sets forth, as of the Record Date, the names of the nominees and of the continuing directors and executive officers, their ages, and a brief description of their recent business experience, including present occupations and employment, directorships held by each, the year in which each became a director, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of the Record Date.

(1) In accordance with the Bylaws of the Company and the Bank, which each provide that a director cannot serve beyond December 31st of the year in which he attains the age of 80, Mr. Johnson will retire as a director of the Company and the Bank effective December 31, 1998. It is anticipated that subsequent to his retirement, Mr. Johnson will serve as a consulting director. At such time, the Company will take appropriate action including the consideration of reducing the number of its Board of Directors whereby the Board of Directors shall consist of nine members.

                                                                                  SHARES OF
       NAME AND PRINCIPAL                                        EXPIRATION     COMMON  STOCK
     OCCUPATION AT PRESENT                          DIRECTOR     OF TERM AS      BENEFICIALLY            PERCENT OF
    AND FOR PAST FIVE YEARS                AGE      SINCE (1)     DIRECTOR        OWNED (2)                CLASS
    -----------------------                ---      --------      --------       ------------            ----------

NOMINEES


Harold E. Johnson                          79         1965          2001          144,631 (3)(4)            .97%
     Retired Executive Vice
     President, Chief Financial
     Officer, and Director of
     Continental Corporation, an
     insurance holding company;
     Director of Independence Holding
     Company, a diversified holding
     corporation in Connecticut.

Luke D. Lynch                              76         1978          2001          114,388 (3)(4)            .77
     Senior partner at the law firm
     of D'Amato and Lynch;
     Director of Baltica-
     Scandinavia Reinsurance
     Company of America, Inc.;
     Director of Pawadin
     Reinsurance Corp., and
     Merrion Insurance Company.

Henry E. Froebel                           74         1984           2001          61,620 (3)(4)            .41
     Retired Vice Chairman of
     Rollins Hudig Hall of New
     York, an insurance brokerage
     firm.

Howard C. Miller                           74         1985          2001           52,136 (3)(4)            .35
     Retired Senior Vice
     President-Mortgages of the
     Bank.

CONTINUING DIRECTORS

Max L. Kupferberg                          78         1983          1999          667,111 (3)(4)(5)        4.46
     Treasurer and General
     Manager of Kepco, Inc., a
     manufacturer of electrical
     equipment.

Dominick Ciampa                            64         1995          1999           64,148 (3)(4)(5)         .43
     Principal, Ciampa
     Organization, a local real
     estate development firm.

                                                                                  SHARES OF
       NAME AND PRINCIPAL                                        EXPIRATION     COMMON  STOCK
     OCCUPATION AT PRESENT                          DIRECTOR     OF TERM AS      BENEFICIALLY            PERCENT OF
    AND FOR PAST FIVE YEARS                AGE      SINCE (1)     DIRECTOR        OWNED (2)                CLASS
    -----------------------                ---      --------      --------       ------------            ----------

Richard H. O'Neill                         66         1995          1999          30,931 (3)(4)              .21
      Financial consultant;
      Retired Executive Vice
      President, Finance, New
      York Shipping Assoc., Inc.

Donald M. Blake                            73         1968          2000         133,878 (3)(4)(5)           .89
      President and Chief Executive
      Officer of Joseph J. Blake &
      Assoc., Inc. a national real
      estate appraisal company.

Joseph G. Chisholm                         67         1988          2000          36,028 (3)(4)              .24
       President, Joseph G.
       Chisholm & Co.; previously
       Senior Vice President of a
       NYSE brokerage firm.

Joseph R. Ficalora                         51         1989          2000         492,924 (6)(7)(8)          3.26
      Chairman of the Board,
      President, and Chief
      Executive Officer of the
      Company; President and
      Chief Executive Officer of
      the Bank since January 1,
      1994 and Chairman of the
      Bank since May 20, 1997;
      President and Chief
      Operating Officer of the Bank
      from 1989 to December 31,
      1993.

NAMED EXECUTIVE OFFICERS

Michael J. Lincks                          40          --            --          211,711 (6)(7)(8)          1.41
     Executive Vice President and
     Corporate Secretary of the
     Company; Executive Vice
     President of the Bank since
     1992; former Senior Vice
     President-Real Estate Lending
     and First Vice President-
     Comptrollers Department at
     another financial institution;
     Executive Vice President of
     each of the Bank's
     subsidiaries.

                                                                                   SHARES OF
       NAME AND PRINCIPAL                                        EXPIRATION      COMMON  STOCK
     OCCUPATION AT PRESENT                          DIRECTOR     OF TERM AS       BENEFICIALLY           PERCENT OF
    AND FOR PAST FIVE YEARS                AGE      SINCE (1)     DIRECTOR        OWNED (2)               CLASS
    -----------------------                ---      --------      --------      ---------------         ----------

Russ DiBenedetto                           55          --            --           208,162 (6)(7)(8)        1.39
     Senior Vice President of the
     Company; Senior Vice
     President and Auditor of the
     Bank since 1991; prior to
     1991, Auditor of the Bank;
     Auditor of each of the Bank's
     Subsidiaries.

James J. O'Donovan                         55          --            --           201,059 (6)(7)(8)        1.34
     Senior Vice President of the
     Company; Senior Vice
     President and Mortgage
     Officer of the Bank since
     1987; President of each of the
     Bank's subsidiaries.

Robert Wann                                43          --            --           191,051 (6)(7)(8)        1.28
     Senior Vice President,
     Comptroller, and Chief
     Financial Officer of the
     Company; Senior Vice
     President and Comptroller of
     the Bank since 1992; formerly
     Vice President and
     Comptroller of the Bank;
     Treasurer of each of the
     Bank's subsidiaries.

All directors and executive
  officers as a group (14                                                       2,609,778 (9)             17.41%
  persons)


--------------------------------
(1)  Includes years of service as a trustee or director of the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Shares adjusted for the 3-for-2 stock split effective September 30, 1994, the 4-for-3 stock split effective August 22, 1996, and the 3-for-2 stock splits effective April 10, 1997 and October 1, 1997 (the "Stock Splits").

(3) Includes 819 shares pursuant to awards granted to each Messrs. Ciampa and O'Neill, respectively, under the Queens County Savings Bank Recognition and Retention Plan for Outside Directors ("Directors' RRP") which have not yet vested. Although awards granted to Messrs. Ciampa and O'Neill under the plan vest at a rate of 33-1/3% per year commencing October 17, 1996 and November 21, 1996, respectively, each participant presently has voting power as to the shares awarded. All shares awarded to Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, and Chisholm under the Directors' RRP were vested at November 23, 1996.

(4)  Includes 92,425; 92,425; 62,425; 72,760; 30,028; 34,528; 18,028; 8,418; and
     13,381 shares underlying options granted to Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, Chisholm, Ciampa, and O'Neill, respectively, under the Queens County Bancorp, Inc. 1993 Stock Option Plan for Outside Directors ("Directors' Option Plan") all of which are currently exercisable. Also includes 900 and 13,231 shares underlying options granted to Messrs. Chisholm and O'Neill respectively, under the Queens County Bancorp, Inc. 1997 Stock Option Plan, all of which are currently exercisable. Excludes 18,000 shares underlying options granted each to Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, and Ciampa, respectively, under the Queens County Bancorp,

     Inc. 1997 Stock Option Plan which become exercisable July 21, 1998. Excludes 17,100 and 4,769 shares underlying options granted to Messrs. Chisholm and O'Neill, respectively, under the Queens County Bancorp, Inc. 1997 Stock Option Plan which become exercisable July 21, 1998.

(5) Includes 11,122 and 95,274 shares owned by spouses of Messrs. Blake and Kupferberg, respectively, for which the directors disclaim beneficial ownership. Also includes 2,250 shares wherein Mr. Ciampa is co-trustee along with his spouse, of trusts for his children.

(6)  Includes, 19,665; 9,834; 9,834; 9,834; and 9,834 shares pursuant to awards granted to Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively, under the Queens County Savings Bank Recognition and Retention Plan for Officers and Employees ("Officers' and Employees' RRP") which have not yet vested. Although awards granted under the Officers' and Employees' RRP vest at a rate of 20% per year commencing January 1, 1995, each participant presently has voting power as to the shares awarded. At March 6,1998, four-fifths of the awards granted to the executive officers under the Officers' and Employees' RRP had vested.

(7)  Includes 215,087; 84,640; 84,425; 88,520; and 75,222 shares underlying options granted to Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively, under the Queens County Bancorp, Inc. 1993 Incentive Stock Option Plan ("Incentive Option Plan"), all of which are currently exercisable. Also includes 3,030 shares underlying options granted to Mr. DiBenedetto under the Queens County Bancorp, Inc. 1997 Stock Option Plan, all of which are currently exercisable. Excludes 105,750; 45,000; 41,970; 45,000; and 45,000 shares underlying options granted to Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively, under the Queens County Bancorp, Inc. 1997 Stock Option Plan, which become exercisable on July 21, 1998.

(8)  Includes 20,947; 23,992; 20,788; 21,956; and 21,246 shares allocated under the ESOP to the accounts of Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively. Includes 37,414; 20,819; 31,248; 12,498 and 11,498 shares purchased by the Incentive Savings Plan of Queens County Savings Bank trustee for the accounts of Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively. Also includes 66,663; 23,725; 12,883; 18,002; and 14,751 shares allocated under the Queens County Savings Bank Supplemental Benefits Plan to the accounts of Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann, respectively.

(9) Includes 1,638 shares pursuant to awards granted to directors in the aggregate under the Directors' RRP which are unvested. Includes 59,001 shares pursuant to awards granted to executive officers in the aggregate under the Officers' and Employees' RRP which are unvested. Includes 424,418 shares underlying options granted to directors under the Directors' Option Plan and 547,894 shares underlying options granted to executive officers under the Incentive Option Plan, all of which are currently exercisable. Includes 14,131 shares underlying options granted to directors and 3,030 shares underlying options granted to executive officers under the Queens County Bancorp, Inc. 1997 Stock Option Plan. Also includes 108,929; 113,477; and 136,024 shares accumulated for the benefit of executive officers in the aggregate under the ESOP, Incentive Savings Plan, and Supplemental Benefits Plan, respectively. Excludes 430,589 shares underlying options granted to directors and executive officers under the Queens County Bancorp, Inc. 1997 Stock Option Plan which become exercisable on July 21, 1998. Does not include 328,623 shares beneficially owned by the estate of Daniel C. Maher, the former Chairman of the Board of the Bank, who passed away in April 1997. Inclusion of such shares in the aggregate total of shares held by the directors and executive officers as a group would result in an increase in the percent of shares held by such group from 17.41% to 19.59%.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company conducts its business through its meetings and through activities of its committees. The Board of Directors of the Company meets periodically. During 1997, the Board of Directors of the Company held eleven (11) regular meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such director served during fiscal year 1997. The Board of Directors of the Company also maintains committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Kupferberg (Chairman), Lynch, and Froebel, all of whom are outside directors. This committee meets with the Internal Auditor to review the summary of internal audits of the Bank's quarterly results. The Audit Committee met two (2) times in 1997.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consisted of Messrs. Johnson (Chairman), Blake, Lynch, Kupferberg, Froebel, and Ficalora. The committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to Be Conducted at an Annual Meeting." The members of the Nominating Committee met at the Board meeting held on January 20, 1998.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Johnson (Chairman), Blake, and Lynch. This committee meets to establish compensation for the executive officers and to review the incentive compensation programs when necessary. The Compensation Committee met four (4) times in 1997.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Directors of the Company do not receive any fees or retainers for serving on the Company's Board of Directors. Outside directors of the Bank receive an annual retainer of $15,000 and a fee of $500 per Board meeting attended. Outside directors also receive an annual retainer for Committee service ranging from $1,000 to $8,000, depending upon the committee, and receive fees ranging from $250 to $500 for each committee meeting attended.

         DIRECTORS' DEFERRED FEE PLAN. The Bank maintains the Queens County Savings Bank 1993 Directors' Deferred Fee Stock Unit Plan (the "Directors' Deferred Fee Plan"). This plan provides an opportunity for the members of the Board of Directors of the Bank active in such capacity on the effective date of the Plan, to defer receipt of fees otherwise currently payable to them in exchange for the receipt at the time they cease to serve as Directors with a benefit based on the value of the common stock of the Company, and to provide the Bank with the use of the funds for business activities. The deferral of fees under the Plan applies to all fees received by directors: regular meeting fees, special meeting fees, and committee fees.

         OUTSIDE DIRECTORS' CONSULTATION AND RETIREMENT PLAN. The Bank maintains the Outside Directors' Consultation and Retirement Plan (the "Consultation Plan") to provide benefits to outside directors and to ensure their continued service and assistance in the conduct of the Bank's business in the future. Under the Consultation Plan, a director who currently is not an officer or employee of the Bank and has served as a director for at least ten years (with credit given for prior service as a trustee of the Bank), has attained the age of 65, and agrees to provide continuing consulting services to the Bank, will be eligible, upon retirement, to receive an annual benefit equal to the average of the director's annual retainer and meeting fees over the 36-month period preceding the director's termination date, for a period equal to the lesser of the number of months such director agrees to provide consulting services after retirement, or ten years. The Consultation Plan is unfunded.

         LIFE INSURANCE BENEFIT FOR OUTSIDE DIRECTORS. The Company provides life insurance for outside directors of the Bank and the Company. The premiums paid by the Company for this insurance coverage for each outside director during 1997 amounted to $4,059 and are tax deductible by the Company, assuming certain requirements are met.

         DIRECTORS' OPTION PLANS. The Company maintains the Queens County Bancorp, Inc. 1993 Stock Option Plan for Outside Directors (Directors' Option Plan") and the Queens County Bancorp, Inc. 1997 Stock Option Plan, the purposes of which are to assist the Company in recruiting and retaining directors and, in the latter case, key employees.

          Under the Directors' Option Plan, in 1993, outside directors were granted non-statutory stock options to purchase a number of shares of Common Stock, depending upon length of Board service. Under the plan, Messrs. Johnson, Blake, Lynch, Kupferberg, Froebel, Miller, and Chisholm were granted options to purchase 92,425; 92,425; 92,425; 72,760; 57,028; 57,028; and 57,028 shares, as adjusted for the Stock Splits, respectively, at an exercise price of $5.56. In 1995, Messrs. Ciampa and O'Neill were granted options to purchase 13,765 and 13,763 shares, as adjusted for the Stock Splits, at exercise prices of $13.76 and $13.24, respectively. All of these options vested one year from the date of grant and are currently exercisable. Each option granted under the Directors' Option Plan expires upon the earlier of ten (10) years following the date of grant or one (1) year following the date the outside director ceases to be a director.

         Under the 1997 Queens County Bancorp, Inc. Stock Option Plan, during 1997, each outside director was granted non-statutory stock options (each with a reload feature) to purchase 18,000 shares of Common Stock at an exercise price of $23.45, as adjusted for the Stock Splits, which became exercisable on August 18, 1997. Pursuant to the Annual Stock Appreciation Program feature within the plan (the "ASAP"), options generally may be exercised starting on January 21, 1998 and on each succeeding date immediately following the January Board meeting (the "Automatic Exercise Date") thereafter until the Plan expires (for further discussion see Executive Compensation-Stock Option Plans). The ASAP requires each participant to make an investment in the Company by contributing to the ASAP currently owned shares. Option exercises occur automatically when the Fair Market Value on the Automatic Exercise Date exceeds by 5% or more the exercise price of the lowest priced Option held by an optionee under the ASAP.

         BANK RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. Under the Directors' RRP, each outside director at the time of Conversion was awarded, effective November 23, 1993, 19,170 shares of Common Stock, as adjusted for the Stock Splits. Additionally, each person who was first elected as a director subsequent to November 23, 1993, was awarded 2,457 shares of Common Stock, as adjusted for the Stock Splits, which constituted all of the remaining shares available in the plan. Awards to directors vest in three equal annual installments commencing on the first anniversary of the effective date of the award. Awards will be 100% vested upon termination of employment or service as a director due to death, disability, or retirement of the director or following a change in the control of the Bank or the Company. In the event that before reaching normal retirement a director terminates service with the Bank or the Company, the director's non-vested awards will be forfeited. When shares become vested and are actually distributed in accordance with the Directors' RRP, the recipients will also receive amounts equal to any accrued dividends with respect thereto. Prior to vesting, recipients of awards may direct the voting of the shares allocated to them.

EXECUTIVE COMPENSATION

         The following report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers of the Company. The disclosure requirements for the chief executive officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. The Compensation Committee of the Company ("Compensation Committee") consists only of disinterested outside directors. The members of the Compensation Committee also serve on the Salary and Personnel Committee of the Bank. In fulfillment of the SEC requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. Grants of stock options and restricted stock awards to senior management and key employees, under certain of the Bank's and the Company's stock-based compensation plans, are also determined by the Compensation Committee.

         This report is submitted by the Compensation Committee and the Board of Directors of the Company summarizing their involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the CEO, Joseph R. Ficalora, during 1997.

         General Policy. The executive compensation practices of the Company and the Bank are designed to reward and provide an incentive for executives based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures including, but not limited to, financial performance and labor market conditions. Furthermore, qualitative factors such as commitment, leadership, teamwork, and community involvement are included in compensation deliberations. The Compensation Committee engaged the Performance and Compensation Management Group of KPMG Peat Marwick LLP to assist in the implementation of its Executive Compensation Plan. In its deliberations during 1997, the Committee used these resources and publicly available information. The Compensation Committee has complete access to all necessary personnel records, financial reports, and other data.

         Components of Compensation. In evaluating executive compensation, the Compensation Committee concentrates on three fundamental components: salary, annual bonus, and long-term incentive compensation.

         Salary levels for senior executives and other officers are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual's responsibilities and experience and the Compensation Committee's view of competitive marketplace conditions.

         Bonuses in the past have been used to provide cash distributions to executives, depending upon a variety of factors relating to Bank performance and individual performance. Although the Compensation Committee decisions are discretionary and no specific goals are set, the general factors which are used to determine bonuses are the individual's contribution to the Bank's success since the executive's last evaluation and the demonstrated capacity to adapt to meet future needs of the Bank. No particular weightings of the factors are used to calculate bonuses. The Bank, however, has implemented a goal-based annual incentive plan for its most senior executives, which is based on a full year's performance. In preparation of the plan, data was collected on ten public banks operating in the New York metropolitan area. The compensation paid to the Executive officers and the financial performance of each bank comprising the peer group were utilized in crafting the Banks' plan. This peer group is not necessarily comprised of the same institutions which make up the peer group used in the stock performance graph. The financial performance measures of the Bank were within the top 10 percentile of its peers in return on average assets, net interest rate spread and margin, total non-performing loans, net charge-offs to average loans, and efficiency ratio.

         The third component of the executive compensation strategy of the Company and the Bank is its long-term incentive compensation program, under which executives receive stock options which offer them the possibility of future gains, depending on the executive's continued employment by the Company or the Bank and the long-term price appreciation of the Company's Common Stock. As part of the long-term program, the Bank also maintains the Officers' and Employees' RRP which provides for grants of stock which vest over a five-year period. In the view of the Compensation Committee, a portion of the total compensation of senior executives over a period of years should consist of such long-term incentive awards. The awards under these plans were granted in connection with the Conversion, which occurred in November of 1993. Awards under these plans consisted of both stock options and restricted stock. In addition, options were granted to executive officers under the Queens County

Bancorp, Inc. 1997 Stock Option Plan. All stock options were granted with exercise prices equal to the fair market value on the date of grant. The specific factors considered in determining eligibility and the number of shares to be granted, which were weighted equally, were the executive's position and responsibilities, contributions to the strategic goals of the Bank, and the capacity to adjust to new and more demanding challenges.

         Committee Review of Executive Compensation. The Compensation Committee, in making its recommendations and determinations at year-end 1997 regarding executive compensation, was influenced by numerous positive considerations. The principal factor underlying the Compensation Committee's decisions was the significant role of management and, in particular, key members of the senior management team, in the Bank's financial performance. Additionally, other accomplishments included management's ability to adapt to the demands of public life and convey to the public markets the Banks' message in a timely and effective manner. Still, other accomplishments, not measurable in quantitative form but of equal importance to the Company and the Bank, included improvements in strategic direction, strengthened internal controls, and regulatory compliance.

         Based upon the performance factors for 1997, executive officers were eligible for the highest level of bonus under the Executive Management Bonus Plan. However, due to the Compensation Committee's consideration of the record appreciation of the stock in 1997 and its effect on the level of stock-based compensation awarded under the ASAP, the Compensation Committee determined to place more emphasis on stock-based compensation and did not pay any cash bonuses and determined to hold overall cash compensation increases to three (3%) percent.

         Compensation of Chief Executive Officer.

         In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors included in such items are: return on average assets, the level of the efficiency ratio, and the market performance of the Common Stock. Individual factors include the CEO's initiation and implementation of successful business strategies, maintenance of an effective management team, and various personal qualities, including leadership, commitment, and professional and community standing.

         After reviewing the 1997 corporate results in the context of comparison to corporate and individual peers, as well as his individual contributions, the Compensation Committee concluded that the CEO, Joseph R. Ficalora, performed with skill and diligence during 1997. The year was marked by solid financial performance and Mr. Ficalora deserves a large measure of the credit for this accomplishment. He assumed personal responsibility for an array of ambitious operating strategies which were adopted and successfully pursued. Finally, the Compensation Committee believes that Mr. Ficalora has been personally responsible for the ongoing success of the Bank and has set the stage for the continued success of the Bank and the Company.

         In consideration of the stock-based compensation paid to Mr. Ficalora under the ASAP and consistent with the Committee's increased emphasis on stock-based compensation, the Board determined in 1997 to increase Mr. Ficalora's salary to $510,000 for 1998 and, although Mr. Ficalora was eligible to receive the highest bonus under the Company's Executive Management Bonus Plan, determined to not pay Mr. Ficalora a cash bonus under such plan.

         Conclusion. The Committee believes that the compensation amounts and awards recently established for the Bank and the Company's senior executives reflect appropriate levels, given the significant achievements of the Bank and the Company and the individual contributions of management in 1997. The Compensation Committee will continue to emphasize longer term strategic performance objectives and compensation as the Bank and the Company's success continues.




                               COMPENSATION COMMITTEE OF THE BANK

                                  Harold E. Johnson (Chairman)
                                         Donald M. Blake
                                          Luke D. Lynch

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of total shareholder return on the Common Stock since November 23, 1993, with the cumulative total return of both a broad-market index and peer group index. The broad-market index chosen was the Nasdaq Stock Market and the peer group index chosen was the Media General Industry Group, which is comprised of savings institutions. The data was provided by Media General Financial Services. The Company's Common Stock began trading on November 23, 1993.



                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                           QUEENS COUNTY BANCORP, INC.

                      NOVEMBER 23, 1993 - DECEMBER 31, 1997

                                    [GRAPH]

                                    SUMMARY

                             1993   1993     1994     1995     1996     1997
                             ----  ------   ------   ------   ------   ------
Queens County Bancorp, Inc.   100  106.25   124.60   187.64   306.73   601.86
MG Group Index                100  103.18    98.83   156.53   204.29   343.49
Nasdaq Market Index           100  103.36   108.52   140.76   174.92   213.97

         SUMMARY COMPENSATION TABLE. The following table shows, for the years ending December 31, 1997, 1996, and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the four highest paid executive officers of the Company and the Bank who received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers"). The Company does not pay any cash compensation to Named Executive Officers of the Company.


                                                    ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                              -------------------------------   ----------------------------------
                                                                                       AWARDS              PAYOUTS
                                                                                -----------------------   ---------
                                                                                             SECURITIES                    ALL
                                                                  OTHER ANNUAL  RESTRICTED    UNDERLYING                   OTHER
      NAME AND                                  SALARY     BONUS  COMPENSATION  STOCK AWARDS   OPTIONS/      LTIP       OMPENSATION
  PRINCIPAL OFFICE                      YEAR    ($)(1)      ($)      ($)(2)         ($)       SARS (#)(3)  PAYOUTS(4)     ($)(5)
  ----------------                      ----   --------   ------  ------------  ------------  -----------  -----------  -----------

Joseph R. Ficalora                      1997    $500,000  $ -0-       --            --          105,750      None       $1,020,924
 Chairman of the Board, President,      1996     400,000  140,000     --            --            --         None          649,511
 and Chief Executive Officer            1995     300,000   90,000     --            --            --         None          237,771

Michael J. Lincks                       1997     275,000    -0-       --            --           45,000      None          533,547
 Executive Vice President and           1996     225,000   61,875     --            --            --         None          345,838
 Corporate Secretary                    1995     175,000   39,375     --            --            --         None          130,161



James J. O'Donovan                      1997     225,000    -0-       --            --           45,000      None          473,364
 Senior Vice President                  1996     175,000   48,125     --            --            --         None          295,099
                                        1995     130,000   29,250     --            --            --         None          107,017



Robert Wann                             1997     200,000    -0-       --            --          45,000        None         431,122
 Senior Vice President,                 1996     155,000   31,000     --            --            --          None         266,674
 Comptroller, and Chief Financial       1995     115,000   17,250     --            --            --          None          95,702
 Officer

Russ DiBenedetto                        1997     165,000    -0-       --            --          45,000        None         395,604
  Senior Vice President                 1996     135,000   27,000     --            --            --          None         249,666
                                        1995     105,000   15,750     --            --            --          None          91,864


(1)  Salary includes deferred compensation.

(2) There were no (a) perquisites over the lesser of $50,000 or 10% of any of the Named Executive Officer's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3)  Represents options granted under the 1997 Stock Option Plan.

(4) For the years 1997, 1996, and 1995, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans.

(5) Includes allocations under the ESOP for 1997 of 4,114 shares each for Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, which each had market values at December 31, 1997 of $166,617. Includes allocations of 21,094; 9,060; 7,574; 6,531; and 5,654 shares, which had market values of $854,307; $366,930; $306,747; $264,505; and $228,987,
     respectively, at December 31, 1997 for Messrs. Ficalora, Lincks, O'Donovan, Wann, and DiBenedetto, respectively, under the Queens County Savings Bank Supplemental Benefits Plan ("SBP").

         EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan, and Wann (the "Executives"). The employment agreements are intended to ensure that the Bank and Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

         The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") are substantially similar. The Employment Agreements provide for initial three-year terms. Each contract provides for daily extensions such that the term of the contract will always be three years unless written notice is provided by either party, but, in no event, may the term of the agreement extend beyond the last day of the month in which the Executive attains the age of 65. The Employment Agreements provide for a base salary which will be reviewed annually. In addition to base salary, the employment agreements provide for, among other things, disability pay, participation in stock benefit plans, and other benefits applicable to executive personnel. The Employment Agreements do not preclude termination of the Executive by the Bank or the Company for cause at any time. In the event that the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause or disability, or in the event of the executive's resignation from the Bank and the Company upon (i) failure to re-elect the executive to his current offices or, if applicable, re-nominate the executive for election to the Board, (ii) a material change in the executive's functions, duties, responsibilities, benefits or perquisites, or relocation of his principal place of employment, (iii) liquidation or dissolution of the Bank or the Company, or (iv) a material breach of the Agreement by the Bank or the Company, the Executive (or in the event of death following such termination, his beneficiary) would be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement, and other cash compensation and benefits during the remaining term of the agreement.

         If the Executive is terminated for reasons other than cause following a change in control of the Bank or the Company, or if the Executive terminates his employment upon a change in control following his demotion, loss of title, office, or significant authority, a reduction in his compensation or a relocation of his principal place of employment, the Executive (or in the event of death following such termination, his beneficiary) would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the agreement or (ii) three times his average annual compensation over the three years preceding his termination of employment. In addition, the Executive would be entitled to continued life, health, dental, and disability coverage for the thirty-six month period following his termination upon a change in control. In the event that payments made to the Executive upon a change in control would result in an "excess parachute payment" as defined under Section 280G of the Code, an excise tax would be imposed on the Executive and the Company would be denied a deduction for such excess. The Agreements have been amended to provide that the Company would indemnify the Executive for any such excise taxes, and any additional income, employment, and excise taxes imposed as a result of such indemnification. A "change in control" is generally defined to mean, during the term of the agreement, an event that would be reported in response to Item 1(a) of the Current Report on Form 8-K, or the acquisition of Company or Bank stock that would require the Federal Reserve Bank's approval under the

Bank Holding Company Act, or Federal Deposit Insurance Corporation approval under the Change in Bank Control Act, or the acquisition by a person or group of persons of 20% or more of the Bank's or the Company's Common Stock, or a tender offer, exchange offer, merger, or other form of business combination, sale of assets, or contested election of directors which results in a change of a majority of the Board of Directors. Payments to the executive under the Bank's Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

         1993 INCENTIVE STOCK OPTION PLAN. The company maintains the Incentive Stock Option Plan pursuant to which options to purchase 837,937 shares of common stock with an exercise price of $5.56, as adjusted for stock splits or stock dividends, were granted and are outstanding to officers and employees of the Company and its affiliates. The Incentive Stock Option Plan generally provides that options granted under such plan will be subject to vesting, have terms no greater than ten years and exercise prices which are at least equal to fair market value of the Company's common stock as the date of grant.

         1997 STOCK OPTION PLAN. The Company maintains the 1997 Stock Option Plan for the benefit of directors, officers and employees of the Company and its affiliates. Such plan authorizes the granting of options to purchase up to 787,500 shares of Company common stock, as adjusted for the stock splits, excluding options granted for Reload Options, as discussed below, and the granting of Reload Options for the purchase of up to 450,000 shares. Beginning on January 1, 1999 and ending December 31, 2006, the maximum number of options and Reload Options under the plan shall be increased annually by an amount equal to 1% of the Company's outstanding shares. The 1997 Stock Option Plan contains an elective feature to promote an increase in the equity interest of the directors, officers and employees of the Company and its affiliates (the"ASAP feature"). Pursuant to the ASAP feature, an optionee must elect to make investment in the Company by contributing currently owned shares which will be utilized for an automatic annual exercise of options granted under the 1997 Stock Option Plan, provided that the fair market value of the Company's common stock has increased by 5% or more. Upon such automatic exercise, the participant is granted a Reload Option to purchase a number of shares equal to the number of shares used to automatically exercise the options and satisfy any tax obligation incident to such exercise. In addition, ASAP participants are granted additional options annually in an amount equal to the number of options granted to the participant in February 1997, less the number of options and Reload Options the optionee holds at the trading day following the automatic exercise date. The exercise price of all options granted under the Plan, including Reload Options, shall not be less than the fair market value of the Company's common stock on the date of grant. The Board of Directors Committee administering the Plan may provide that all options and Reload Options granted under the 1997 Stock Option Plan become exercisable immediately upon a change of control of the Company or the Bank. The expiration date of options and Reload Options granted under the 1997 Stock Option Plan shall be December 31, 2006.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                     PERCENT OF
                        NUMBERS OF     TOTAL                                  POTENTIAL REALIZABLE VALUE
                        SECURITIES    OPTIONS                                    AT ASSUMED ANNUAL RATE
                        UNDERLYING   GRANTED TO                               OF STOCK PRICE APPRECIATION
                         OPTIONS     EMPLOYEES        EXERCISE   EXPIRATION         FOR OPTION TERM (1)
                         GRANTED    IN FISCAL YEAR     PRICE       DATE            5%            10%
                         -------    --------------   ---------   ---------      --------       --------

Joseph R. Ficalora       105,750        37.00%       $  23.45    12/31/06      $1,561,927      $3,943,417

Michael J. Lincks         45,000        15.75%          23.45    12/31/06         664,650       1,678,050

Russ DiBenedetto          45,000        15.75%          23.45    12/31/06         664,650       1,678,050

James J. O'Donovan        45,000        15.75%          23.45    12/31/06         664,650       1,678,050

Robert Wann               45,000        15.75%          23.45    12/31/06         664,650       1,678,050


(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.

          The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the executive officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. The information set forth herein reflects the Stock Splits. During 1997, 5,725; 3,900; 3,900; 1,800; and 14,500 options were exercised by Messrs. Ficalora, Lincks, DiBenedetto, O'Donovan and Wann, respectively.

                          FISCAL YEAR-END OPTION VALUES



                           NUMBER OF SECURITIES       VALUE OF SECURITIES UNDERLYING
                          UNDERLYING UNEXERCISED          UNEXERCISED IN-THE-MONEY
                        OPTIONS AT DECEMBER 31, 1997    OPTIONS AT DECEMBER 31,1997
                        ----------------------------  ------------------------------
                        EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
NAME                                   (#)                              ($)(1)
-------------------     ----------------------------  ------------------------------
Joseph R. Ficalora              345,837 / -0-                $10,191,677 / -0-

Michael J. Lincks               139,425 / -0-                $ 4,066,460 / -0-

Russ DiBenedetto                139,425 / -0-                $ 4,066,460 / -0-

James J. O'Donovan              141,525 / -0-                $ 4,139,834 / -0-

Robert Wann                     128,825 / -0-                $ 3,696,096 / -0-


(1) Market value of underlying securities on December 31, 1997 ($40.50) minus the exercise or base prices of $5.56 and $23.45 per share.

RETIREMENT PLAN. The Bank maintains the Queens County Savings Bank Retirement Plan ("Retirement Plan"), a non-contributory qualified defined benefit plan, and the SBP, an unfunded non-qualified pension plan. The following table indicates the annual retirement benefit that would be payable under the plans upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. The benefits listed in the retirement benefit table are not subject to any Social Security or other offset amounts.

                           YEARS OF BENEFIT SERVICE AT
                              NORMAL RETIREMENT AGE

                FINAL
               AVERAGE
               SALARY(1)         10            15           20           25           30           40
               --------      ---------     ---------    ---------    ---------    ---------    ---------
               $100,000      $  20,000     $  30,000    $  40,000    $  50,000    $  60,000    $  70,000
                150,000         30,000        45,000       60,000       75,000       90,000      105,000
                200,000         40,000        60,000       80,000      100,000      120,000      140,000
                250,000         50,000        75,000      100,000      125,000      150,000      175,000
                300,000         60,000        90,000      120,000      150,000      180,000      210,000
                400,000         80,000       120,000      160,000      200,000      240,000      280,000
                500,000        100,000       150,000      200,000      250,000      300,000      350,000

----------------------
(1) The covered salary under the Retirement Plan and the SBP is the amount shown in the column entitled "Salary" in the summary compensation table and does not include amounts shown in the column entitled "Bonus" in such table.

The following table sets forth the years of credited service (i.e., benefit service) as of December 31, 1997 for each executive officer.


                                       CREDITED SERVICE YEARS
                                       ----------------------
       Joseph R. Ficalora.........              32
       Michael J. Lincks..........               5
       Russ DiBenedetto...........              10
       James J. O'Donovan.......                11
       Robert Wann................              15

         SUPPLEMENTAL BENEFITS PLAN. For the year ended December 31, 1997, supplemental retirement benefits of $161,851 were accrued for all eligible employees. The SBP provides employees who are subject to the limitations imposed by the Internal Revenue Code with supplemental benefits to replace, in part, benefits which, but for the limitations, would otherwise be due or available to them.

   TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Bank does not make loans to either its executive officers or directors. Loans made to officers and employees are made in the ordinary course of business and are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank provides loans to its officers and employees to purchase or refinance personal residences as well as consumer loans. The Bank provides loans for non-executive officers and employees at the Bank at reduced loan service charges.


              PROPOSAL 2. TO APPROVE AN AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION INCREASING THE
                          NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors unanimously approved, declared advisable, and recommends to the shareholders an amendment to the Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 30,000,000 to 60,000,000. The Board of Directors believes that this proposal is in the best interests of the Company and its shareholders and recommends a vote FOR the proposed amendment.

Article FOURTH, Section A of the Certificate of Incorporation states:

         " The total number of shares of stock of all classes which the Corporation shall have authority to issue is Thirty-Five Million (35,000,000) consisting of:

         five million (5,000,000) shares of Preferred Stock, par value one cent ($0.01) per share (the "Preferred Stock"); and

         thirty million (30,000,000) shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock")."

         The proposed amendment would change Article FOURTH, Section A of the Certificate of Incorporation to increase the total number of authorized shares of all classes of stock to Sixty-five million (65,000,000) and to provide that Sixty million (60,000,000) of such shares shall be shares of Common Stock. The par value of the Common Stock and Preferred Stock will remain $0.01 per share. The proposed amendment is subject to the approval of the Company's shareholders.

PURPOSE OF AMENDMENT

         The Certificate of Incorporation currently authorizes the issuance of up to 30,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the Record Date, March 6, 1998, the Company had 14,883,983 shares of Common Stock outstanding, 5,763,250 shares of Common Stock held in Treasury, 1,799,488 shares of Common Stock reserved for issuance to directors and employees under various compensation and benefits plans, with the remaining 7,553,279 shares being authorized, unissued and unreserved shares available for other corporate purposes. There were no shares of Preferred Stock outstanding as of the Record Date. While the Company currently does not have any plans to issue or reserve additional Common Stock (other than pursuant to various compensation and benefit plans), the Board of Directors considers the proposed increase in the number of authorized shares desirable as it would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financing, employee benefits and for other general corporate purposes. Without an increase in the number of authorized shares of Common Stock, the number of available shares for issuance may be insufficient to consummate one or more of the above transactions.

         Approving an increase in the number of authorized shares at this time would enable the Company to take advantage of market conditions and favorable opportunities at the time of the occurrence of one of the transactions described above without the expense and delay incidental to obtaining shareholder approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares, except as may be required by applicable law for a particular issuance. As a result, the Board is proposing an amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000 which would increase the authorized, unissued and unreserved shares of Common Stock available for issuance from 7,553,279 to 37,553,279 shares. Authorized, unissued and unreserved Common Stock may be issued from time to time for any proper purpose without further action of the shareholders, except as may be required by the Certificate of Incorporation, applicable law or the listing requirements for the NASDAQ, on which the Common Stock is listed.

         Each share of Common Stock authorized for issuance has the same rights and is identical in all respects with each other share of Common Stock. The newly authorized shares of Common Stock will not affect the rights, such as voting and liquidation rights, of the shares of Common Stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of Common Stock. The Company currently has no plans to issue the newly authorized shares of Common Stock.

         The ability of the Board of Directors to issue additional shares of Common Stock without additional shareholder approval may be deemed to have an anti-takeover effect because unissued and unreserved shares of Common Stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids including the use of shares to implement the Company's shareholder rights plan. Because shareholders do not have preemptive rights under the Certificate of Incorporation, the rights of existing shareholders may (depending on the particular circumstances in which the additional shares of Common Stock are issued) be diluted by any such issuance. The Board of Directors does not intend to issue any additional shares of Common Stock except on terms that it deems in the best interests of the Company and its shareholders.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 60,000,000.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE
                AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
           INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                   PROPOSAL 3. RATIFICATION OF THE APPOINTMENT
                               OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1997 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1998, subject to ratification of such appointment by the Company's shareholders.

         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP
                   AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Shareholders to be held in 1999, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 20, 1998. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder, and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the members of the proxy committee to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST TO QUEENS COUNTY BANCORP, INC., MRS. ILENE A. ANGAROLA, VICE PRESIDENT, INVESTOR RELATIONS, 38-25 MAIN STREET, FLUSHING, NEW YORK 11354.

                                     By Order of the Board of Directors,



                                     /s/ Michael J. Lincks

Flushing, New York                   Michael J. Lincks
March 20, 1998                       Executive Vice President and
                                     Corporate Secretary

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
               WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU
                ARE REQUESTED TO SIGN, DATE, AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE
PROXY                      QUEENS COUNTY BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1998
                        10:00 A.M. EASTERN STANDARD TIME

      The undersigned hereby appoints the Proxy Committee of the Board of Directors of Queens County Bancorp, Inc. (the "Company"), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 22, 1998, at 10:00 a.m., Eastern Standard Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, in Flushing, New York, and at any and all adjournments thereof as set forth on the reverse side.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 20, 1998, and a 1997 Annual Report to Shareholders.

                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                                 Please mark
                                                                  your votes [X]
                                                                     as this



THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" EACH OF THE LISTED PROPOSALS.
                                                                     VOTE
                                                         FOR       WITHHELD
1. The election as directors of all nominees             [ ]          [ ]
   listed (except as marked to the contrary).

   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

   Nominees: Harold E. Johnson, Luke D. Lynch,
             Henry E. Froebel, and Howard C. Miller


--------------------------------------------------------------------------------

2. The approval of an amendment to the Company's          FOR   AGAINST  ABSTAIN
   Certificate of Incorporation increasing the            [ ]     [ ]      [ ]
   number of authorized shares of common stock.

3. The ratification of the appointment of KPMG            FOR   AGAINST  ABSTAIN
   Peat Marwick LLP as independent auditors of            [ ]     [ ]      [ ]
   Queens County Bancorp, Inc. for the fiscal year ending December 31, 1998.

                                                                  YES      NO
Please indicate here if you plan to attend the Annual Meeting.    [ ]      [ ]





Signature(s) -----------------------------------------------   Date ------------
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                             VOTE AUTHORIZATION FORM



     I, the undersigned, understand that Chase Manhattan Bank is the holder of record and custodian of all shares of Queens County Bancorp, Inc. (the "Company") common stock attributable to me under the Recognition and Retention Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 22, 1998.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary):

          Harold E. Johnson, Luke D. Lynch, Henry E. Froebel and Howard C.
          Miller

                  FOR                       VOTE WITHHELD

                  __________                __________


INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:


___________________________________


     2. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________



     3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Queens County Bancorp, Inc. for the fiscal year ending December 31, 1998.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.




_________________________                        _________________________
Date                                             Signature

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                                  March 20, 1998
Dear Employee,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 1,964,533 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,132,704 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.

         3. A Recognition and Retention Plan and Trust ("RRP") was established. The RRP purchased 983,250 shares (split adjusted) of common stock in connection with the conversion. The unrelated corporate trustee for the RRP is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1997 Annual Report, a Proxy Statement dated March 20, 1998, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it BY NO LATER THAN MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                          Sincerely yours,


                                                          The Board of Directors

                             VOTE AUTHORIZATION FORM



     I, the undersigned, understand that the aforementioned Trustees are the holders of record and custodians of all shares of Queens County Bancorp, Inc. (the "Company") common stock attributable to me under the benefit plans listed on the reverse of this page. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 22, 1998.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary):

          Harold E. Johnson, Luke D. Lynch, Henry E. Froebel and Howard C.
          Miller

                  FOR                       VOTE WITHHELD

                  __________                __________


     INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:

___________________________________


     2. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


     3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Queens County Bancorp, Inc. for the fiscal year ending December 31, 1998.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.



_____________________________                    _______________________________
Print your name on this line                     Your signature


_____________________________
Date


Please date, sign, and return this form in the envelope provided BY NO LATER THAN FRIDAY, MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354.

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                                  March 20, 1998

Dear Former Employee with vested Queens County Bancorp, Inc. stock in an Employee Benefit Plan,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 1,964,533 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,132,704 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.


As a participant in one or both of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1997 Annual Report, a Proxy Statement dated March 20, 1998, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it BY NO LATER THAN MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                          Sincerely yours,


                                                          The Board of Directors

                             VOTE AUTHORIZATION FORM



     I, the undersigned, understand that the aforementioned Trustees are the holders of record and custodians of all shares of Queens County Bancorp, Inc. (the "Company") common stock attributable to me under the benefit plans listed on the reverse of this page. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 22, 1998.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary):

          Harold E. Johnson, Luke D. Lynch, Henry E. Froebel and Howard C.
          Miller

                  FOR                       VOTE WITHHELD

                  __________                __________


     INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:

___________________________________


     2. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


     3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Queens County Bancorp, Inc. for the fiscal year ending December 31, 1998.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.



_____________________________                    _______________________________
Print your name on this line                     Your signature


_____________________________
Date


Please date, sign, and return this form in the envelope provided BY NO LATER THAN FRIDAY, MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354.

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                                  March 20, 1998

Dear Executive Officer,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 1,964,533 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,132,704 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.

         3. A Recognition and Retention Plan and Trust ("RRP") was established. The RRP purchased 983,250 shares (split adjusted) of common stock in connection with the conversion. The unrelated corporate trustee for the RRP is Chase Manhattan Bank.

         4. A Supplemental Benefit Plan was established. Shares are purchased to replace benefits not received due to limitations imposed by the Internal Revenue Code of 1986. The unrelated corporate trustee is Chase Manhattan Bank.

As a participant in one or more of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1997 Annual Report, a Proxy Statement dated March 20, 1998, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it BY NO LATER THAN MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                          Sincerely yours,


                                                          The Board of Directors

                             VOTE AUTHORIZATION FORM



     I, the undersigned, understand that the aforementioned Trustees are the holders of record and custodians of all shares of Queens County Bancorp, Inc. (the "Company") common stock attributable to me under the benefit plans listed on the reverse of this page. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 22, 1998.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary):

          Harold E. Johnson, Luke D. Lynch, Henry E. Froebel and Howard C.
          Miller

                  FOR                       VOTE WITHHELD

                  __________                __________


     INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:

___________________________________


     2. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


     3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Queens County Bancorp, Inc. for the fiscal year ending December 31, 1998.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.



_____________________________                    _______________________________
Print your name on this line                     Your signature


_____________________________
Date


Please date, sign, and return this form in the envelope provided BY NO LATER THAN FRIDAY, MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354.

                           QUEENS COUNTY SAVINGS BANK
                                38-25 MAIN STREET
                            FLUSHING, NEW YORK 11354

                                                                  March 20, 1998
Dear Retiree,

         As you know, in connection with both the conversion of Queens County Savings Bank (the "Bank") from the mutual to stock form of organization in November 1993, and the formation of Queens County Bancorp, Inc. (the "Company") as the parent holding company for the Bank, the following benefit plans were either amended or established as noted:

         1. The Bank's Incentive Savings Plan ("401(a) Plan") was amended to provide participants with the ability to direct the investment of all or a portion of their funds in an Employer Stock Fund which invests in the common stock of the Company. The unrelated corporate trustee for the 401(a) Plan is Oppenheimer Capital Trust Company.

         2. An Employee Stock Ownership Plan and Trust ("ESOP") was established. The ESOP acquired 1,964,533 shares (split adjusted) of common stock of the Company for the benefit of the Bank's employees in the conversion and an additional 1,132,704 shares (split adjusted) in the secondary market following the conversion. The unrelated corporate trustee for the ESOP is Oppenheimer Capital Trust Company.


As a participant in one or both of these Plans, you may direct the voting of the shares of the Company's common stock that have been allocated to your accounts. The respective Trustees will vote those shares of the Company's common stock held in the various Plans that are allocated to participants in accordance with the instructions of the participants. Shares which have been allocated to participant's accounts but for which no voting instructions have been received will be voted proportionately to voting instructions received from other participants. Furthermore, in the case of shares held in the ESOP, any unallocated shares will be voted proportionately to voting instructions received so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

We, the Board of Directors, are providing you with a copy of the Company's 1997 Annual Report, a Proxy Statement dated March 20, 1998, and the Vote Authorization Form that appears on the reverse side of this letter for your use in conveying your voting instructions to the respective Plan Trustees.

In order to direct the voting of shares allocated to your account in the various Plans, you must fill out and sign this Vote Authorization Form and return it BY NO LATER THAN MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354. An envelope marked "Confidential" has been provided for your convenience.

Your shares will be tallied in a confidential manner and then the respective Trustee will vote the shares in accordance with your instructions. Should you need any further assistance in voting the shares in these benefit plans, please contact Human Resources.

You should also know that for any shares purchased by you or your family outside of these Plans, you will receive a separate proxy card and mailing. This letter and Vote Authorization Form pertain only to shares held through the Bank's benefit plans.

                                                          Sincerely yours,


                                                          The Board of Directors

                             VOTE AUTHORIZATION FORM



     I, the undersigned, understand that the aforementioned Trustees are the holders of record and custodians of all shares of Queens County Bancorp, Inc. (the "Company") common stock attributable to me under the benefit plans listed on the reverse of this page. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on April 22, 1998.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary):

          Harold E. Johnson, Luke D. Lynch, Henry E. Froebel and Howard C.
          Miller

                  FOR                       VOTE WITHHELD

                  __________                __________


     INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line provided below:

___________________________________


     2. The approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


     3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Queens County Bancorp, Inc. for the fiscal year ending December 31, 1998.

                  FOR                   AGAINST               ABSTAIN

                  __________            __________            __________


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares attributable to me in their capacities as indicated. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.



_____________________________                    _______________________________
Print your name on this line                     Your signature


_____________________________
Date


Please date, sign, and return this form in the envelope provided BY NO LATER THAN FRIDAY, MARCH 27, 1998 to: Donald J. Powell, Vice President, Human Resources, Queens County Savings Bank, 38-25 Main Street, Flushing, New York 11354.